TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
On June 30, 2020, the Internal Revenue Service (“IRS”) issued an opinion letter stating that the volume submitter plan document adopted by the Plan, as then designed, qualifies under Section 401(a) of the Code. Although the volume submitter plan has been amended since receiving the opinion letter, the Plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code.
The Plan does not have any uncertain tax positions as of December 31, 2025 and 2024. The Plan is subject to routine audits by taxing jurisdictions, generally for three years after they were filed. There are currently no audits in progress.